POWER OF ATTORNEY
Know all by these presents, that the
undersigned hereby constitutes and appoints each of Kathleen Peacock, Robyn Koyner,
William Morris, Shana Stone, Lucy Seda,
and Ty Otis signing singly,
the undersigned's true
and lawful attorney-in-fact to:

1. Execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or
director of Morningstar, Inc.
("Morningstar"), Forms 3, 4 and 5
in accordance with Section 16(a)
of the Securities Exchange Act of
1934 and the rules and regulations
promulgated thereunder;

2. Do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable to
complete and execute any such Form 3, 4
or 5, complete and execute any amendment or amendments thereto and timely file such form with the United States
Securities and Exchange Commission
("SEC") and any national quotation
system, national securities exchange,
stock exchange or similar authority; and

3. Take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of or
legally required by the undersigned,
it being understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such
terms and conditions as such
attorney-in-fact may approve in such
attorney-in-facts discretion.

The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any
and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Morningstar assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney
shall remain in full force and
effect until the undersigned is no longer an officer or director of the Company nor required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Morningstar, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney
to be executed as of this 15th day of March 2024.

/s/Conan Wiersema
Signature

Conan Wiersema
Print Name